UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2005

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104
(Address of principal executive office)		(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 15, 2005, Jeffrey G. Parker notified HF Financial Corp. (the “Company”) of his intention to resign from the Boards of Directors of each of the Company and Home Federal Bank, a wholly-owned subsidiary of the Company (the “Bank”), effective immediately.

On June 20, 2005, the Board of Directors of the Company, upon recommendation of its Nominating and Corporate Governance Committee, appointed Christine Hamilton as a Class III director to fill the vacancy created by the resignation of Mr. Parker.

Ms. Hamilton, age 49, is a co-founder and principal of PrairieGold Venture Partners, LLC (“PrairieGold”), a Sioux Falls, South Dakota-based venture capital firm founded in 2003.  Ms. Hamilton is the owner/operator of a large diversified farming and ranching operation in central South Dakota and formed the MHCH Foundation, a non profit family foundation established to promote South Dakota and its future in the changing global economy.  Ms. Hamilton has served on the Board of Directors of the Bank since January, 2003, and also serves on the boards of the directors of a number of other entities, including the South Dakota Game Fish and Parks Commission (Chair), Northern Great Plains, Inc., the SDSU Foundation, the South Dakota State Chamber, South Dakota Rural Enterprise, Inc., Junior Achievement of South Dakota and Hematech.  Ms. Hamilton received her B.A. from Smith College and her M.B.A. from the University of Arizona.

The Company and the Bank have certain relationships with PrairieGold and its affiliate PrairieGold VenCap Fund I Limited Partnership (“PrairieGold VenCap”).  On September 9, 2003, the Bank entered into a Commercial Revolving Line of Credit (“Credit Line”) with PrairieGold.  The Credit Line was made on substantially the same terms, including interest rates and collateral, as those prevailing at such time for comparable transactions with others and did not involve more than the normal risk of collectability or present other unfavorable features.  The largest amount outstanding under the Credit Line since July 1, 2003, was $77,960.  The balance on the Credit Line as of June 15, 2005, was $50,153.  On May 6, 2005, the Company committed to an investment of $250,000 of limited partnership interests in PrairieGold VenCap.  PrairieGold is the general partner of PrairieGold VenCap.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	June 21, 2005	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	June 21, 2005	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)